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CUSIP No.  NONE                        13D                   Page 13 of 26 Pages
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                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Schedule 13D, dated March 9, 2005 (including amendments thereto) with respect to the common shares of Venture Lending & Leasing III, Inc. This Joint Filing Agreement shall be filed as an Exhibit to such Schedule 13D.

         Dated:  January 3, 2005

VENTURE LENDING & LEASING III, LLC                                VLLI CAPITAL, LLC

By:      VLLI Capital, LLC,                                       By:      Westech Investment Advisors, Inc.,
         Its Managing Member                                               Its Managing Member


By:      Westech Investment Advisors, Inc.,                       By:      /s/ Ronald W. Swenson
         Its Managing Member                                               ---------------------------------
                                                                           Ronald W. Swenson
                                                                           Chief Executive Officer

By:      /s/ Ronald W. Swenson                                    By:      /s/ Salvador O. Gutierrez
         -----------------------------------                               ---------------------------------
         Ronald W. Swenson                                                 Salvador O. Gutierrez
         Chief Executive Officer                                           President

By:      /s/ Salvador O. Gutierrez
         ---------------------------------
         Salvador O. Gutierrez
         President
                                                                  Westech Investment Advisors, Inc.

                                                                  By:      /s/ Ronald W. Swenson
                                                                           ---------------------------------
                                                                           Ronald W. Swenson
                                                                           Chief Executive Officer


                                                                  By:      /s/ Salvador O. Gutierrez
                                                                           ---------------------------------
                                                                           Salvador O. Gutierrez
                                                                           President


                                                                  /s/ Ronald W. Swenson
                                                                  ------------------------------------------
                                                                  RONALD W. SWENSON


                                                                  /s/ Salvador O. Gutierrez
                                                                  ------------------------------------------
                                                                  SALVADOR O. GUTIERREZ